                                                                    Exhibit 10.1

                                                                        01/14/94

                               MARKETING AGREEMENT

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "****" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         Agreement ("Agreement") made and entered into this l8th day of January, 1994, between Information Technology, Inc., a Nebraska corporation ("ITI") and Hyland Software, Inc., an Ohio corporation ("HYLAND").

                                    RECITALS

         A. ITI is engaged in the business of marketing software to end-users and wishes to obtain the exclusive right to market to its present and future customers the OnBase(TM) Information Management System software products; and

         B. Hyland desires to grant ITI the right to market OnBase(TM) products subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and of the covenants and promises herein contained, the parties hereto agree as follows:

                                      TERMS

I. PRODUCTS SUBJECT TO AGREEMENT.

         1.1 Products Defined. The products covered by this Agreement shall be the OnBase(TM) Information Management System, all modules, new versions and enhancements (hereinafter referred to as the "Products").

II. LICENSE AND DISTRIBUTION RIGHTS.

         2.1 Marketing Rights. In consideration of and subject to the terms and conditions of this Agreement, HYLAND hereby grants to ITI, and ITI hereby accepts from HYLAND, the exclusive right to market the Products in object code form only to all present and future users of ITI software (all of said users being herein referred to as the "Customers"). The rights granted hereunder include a nonexclusive license of the Products to ITI and the exclusive right to further license the Products to the Customers upon the basis and subject to the terms herein described, provided, however, nothing herein contained shall prevent those HYLAND dealers identified in Exhibit A from marketing the Software to Customers. ITI's right to market the Products hereunder is worldwide but the exclusivity hereinabove described applies only in the United States, Puerto Rico and Guam.

         2.2 Remarketing Agreements. ITI's rights hereunder shall also include the right to execute remarketing agreements with third party distributors pursuant to which such distributors shall have a non-exclusive right to market the Products to end-users, which

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may include but need not be limited to the Customers. ITI's right to execute such agreements with Unisys Corporation and Document Solutions, Inc. is exclusive. Remarketing agreements executed by ITI shall be upon terms consistent with this Agreement and provide for payment through ITI or direct to HYLAND, as ITI and the remarketer may agree, of the fees herein required. ITI shall notify HYLAND within fifteen (15) days following execution of each such remarketing agreement.

         2.3 Additional Products. The parties may, but are not obligated to, add additional software products developed or acquired by HYLAND to the Products subject to this Agreement. Any such additional Products shall be listed in an amendment to this Agreement signed by the parties hereto and shall, from and after such attachment, be subject fully to the terms of this Agreement.

         2.4 Use of Name/Private Labeling. The Products are acknowledged by ITI to be and contain HYLAND'S proprietary information and trade secrets. ITI shall retain or affix to the Products such evidences of ownership and copyright or proprietary notices as HYLAND may reasonably request. To support its marketing of the Products, however, ITI shall be entitled to use the name of HYLAND and any and all registered trademarks, service marks or trade names of HYLAND in connection with its promotion and licensing of the Products. HYLAND agrees that upon request of ITI it shall "private label" the Products in the name of ITI and using such product names as ITI may specify. HYLAND shall make such modifications as may be reasonable and possible to reflect any such Product as a product of ITI and to reflect the product name selected by ITI, subject, always, to HYLAND's right to include such proprietary notices, copyright notices or the like as are necessary to protect the proprietary rights of HYLAND in and to the Product. Nothing herein contained shall be construed as requiring HYLAND to remove all screen references to HYLAND or the name of the Products used by HYLAND. The parties intend only that any Product which is private labeled be reasonably identified with ITI. Contemporaneous identification with HYLAND is permitted and expected.

         2.5 Use of Products. In addition to the right to market and further license the Products, as set forth above, ITI shall have the right to make such uses internal to ITI as ITI deems reasonably necessary, including without limitation, the right to use the Products for demonstration, support and training of the Customers and potential Customers and the right to enhance or modify the Products, as necessary, for purposes of interface with other products owned or marketed by ITI. Any interface developed by ITI shall be the proprietary and exclusive property of ITI. ITI shall also have a nonexclusive, non-transferable, perpetual license, which shall not terminate when this Agreement terminates,

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to use the Products for ITI's internal administrative and production requirements. HYLAND shall provide to ITI such copies of the Products as ITI may reasonably request for the purposes set forth in this Section 2.5. No charge for such copies shall be made by HYLAND to ITI. ITI shall also be entitled to retain for archival and backup purposes two (2) copies of each of the Products for so long as this Agreement remains in effect and, thereafter, as necessary for the continued servicing of its Customers as hereinafter permitted.

III. CONSIDERATION.

         3.1 License Fees. As consideration for the rights granted hereunder, ITI agrees to pay to HYLAND a license fee equal to **** of the Remarketer Price (as hereinafter defined) of the Products licensed. The initial Remarketer Price is as set forth in Exhibit B hereto.

         3.2 Maintenance Fees. For each maintenance fee received by ITI for maintenance of the Products, ITI shall pay to HYLAND an additional fee equal in amount to **** of the license fee originally paid to HYLAND in respect of the involved Customer.

         3.3 Reports and Payments. As promptly as possible following the completion of each calendar month, and in any event not later than fifteen (15) days thereafter, ITI shall cause to be prepared a report identifying the Product licenses for which ITI received payment during the calendar month, the Remarketer Price applicable to such licenses of the Products, and a calculation of the license fees due to HYLAND for the Product licenses identified in that report. Such report shall also include a calculation of the maintenance fees payable to HYLAND and shall be accompanied by ITI's check in payment of the license and maintenance fees then due to HYLAND.

IV. RESPONSIBILITIES OF HYLAND.

         4.1 Copies. For so long as this Agreement remains in effect, HYLAND shall provide to ITI such master copies of the Products in machine readable form as ITI shall require to make copies of the Products for delivery to Customers executing licenses for the Products. ITI is hereby authorized to copy said machine readable form of the Products for purposes of such delivery.

         4.2 Training. During the term of this Agreement and thereafter, for so long as any Customers remain entitled to use the Products under licenses granted to them pursuant to this Agreement, HYLAND shall provide training to ITI personnel on the following basis:

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                  4.2.1 Reasonable initial training shall be provided by HYLAND at ITI's offices, all such training being provided at the sole cost and expense of HYLAND (provided, however, ITI shall provide the use of its facilities without charge to HYLAND);

                  4.2.2 Following completion of the training required under
         Section 4.2.1, HYLAND shall continue to provide training to ITI personnel, as reasonably requested by ITI, provided, however, any reasonable travel, lodging and meal expenses incurred shall be promptly paid or reimbursed to HYLAND by ITI.

         4.3 Customer Support. While ITI shall be primarily responsible for Customer support, HYLAND shall provide ITI such ongoing consultation respecting the Products as may be reasonably required by ITI, it being contemplated that such consultation shall generally be by telephone or in writing. If ITI requests personnel to travel for such consultation, such travel shall occur upon such schedule as may be mutually agreed and ITI shall reimburse or pay for all of HYLAND's reasonable travel, lodging and meal expenses unless such travel is necessitated by a failure of or problem inherent to the Products, in which event all travel expenses shall be born by HYLAND. HYLAND shall not be responsible for installation of the Products at the location of any Customer nor for training Customers. However, if ITI requires assistance in the installation of the Products or in training, HYLAND will respond promptly to requests for assistance. On-site installation or training of Customers shall be available from HYLAND at HYLAND's hourly rate for such services of **** plus all related expenses, including transportation lodging and meals, with a minimum charge of one (1) day.

         4.4 Updates and Enhancements. HYLAND shall provide to ITI and ITI shall provide to those Customers who have acquired a license for the Products, such updates, releases, enhancements and improvements as HYLAND may develop and make generally available to its other customers. No further or additional compensation shall be due to HYLAND in respect of such updates, releases, enhancements and improvements, provided, however, nothing herein shall be construed as obligating HYLAND to provide new products without compensation pursuant to Article III of this Agreement. During the term of this Agreement, HYLAND shall use its best efforts to maintain and improve the Products to ensure their continued commercial viability and shall in any event maintain the Products in such manner as is necessary to keep them compatible with the then current system software of the hardware with which they are designed to perform.

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         4.5 Documentation. HYLAND shall provide to ITI all copies necessary of the standard visually readable materials which HYLAND has published or may publish while this Agreement is in effect for use by end-users with the Products (the "Documentation"). If requested by ITI, HYLAND shall also provide to ITI at cost reasonable supplies of all present sales literature prepared and/or used by HYLAND in marketing of the Products and reasonable supplies of all updates thereto.

         4.6 Licensing of Products. HYLAND acknowledges and agrees that ITI will license the Products to the Customers pursuant to license agreements in substantially the form attached hereto as Exhibit C. The Products will be licensed in the same manner and as a part of the software licensed by ITI pursuant to its normal customs and procedures. HYLAND acknowledges that it has read and agrees to the form of Product License Agreement attached hereto as Exhibit C subject, always, to the right of ITI to make modifications therein as required in the exercise of ITI's sound discretion, so long as the terms of any such modifications are not materially inconsistent with the requirements of this Agreement. HYLAND agrees that ITI is free to charge more than or to discount the Products from the Remarketer Price.

         4.7 Maintenance. HYLAND acknowledges and agrees that maintenance will be provided by ITI to its Customers, with the assistance of HYLAND as reasonably requested by ITI, pursuant to the Product License Agreement, Exhibit C hereto, or pursuant to the form of Maintenance Agreement attached hereto as Exhibit D. HYLAND acknowledges and agrees to the form of Maintenance Agreement attached hereto as Exhibit D subject, always, to the right of ITI to make modifications therein as required in the exercise of ITI's sound discretion, so long as the terms of any such modifications are not materially inconsistent with the requirements of this Agreement. ITI is free to charge for such maintenance as it shall from time to time determine.

         4.8 Remarketer Price. In conformity with its normal business practice, HYLAND shall establish a remarketer's price for the Products as in this Section
4.8 provided (the "Remarketer Price"). The Remarketer Price, initially, of each of the Products is as set forth in Exhibit B hereto. During the initial two years of this Agreement, HYLAND shall not modify or change the Remarketer Price of any of the Products. HYLAND reserves the right to revise, modify or change the license fees shown in Exhibit B, not more frequently than annually, commencing on the first day of the third year of this Agreement, provided HYLAND shall have first given ITI three (3) months written notice of the change and provided, further, ITI's consent shall in any event be required for any increase which constitutes, on a cumulative basis, an increase of

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five percent (5%) or more over the increase in the Consumer Price Index for All
Urban Consumers (CPI-U): U.S. City Average-All Items (1982 - 1984 = 100) for the period of time since execution of this Agreement or the last increase, as applicable.

         4.9 Notification of Dealers. HYLAND shall notify each present and future HYLAND authorized distributor or dealer and successors thereto, other than those specified in **** hereto, of ITI's exclusive rights under this Agreement.

V. RESPONSIBILITIES OF ITI.

         5.1 Best Efforts. ITI shall use its best efforts in marketing the Products to the Customers. In so marketing, ITI shall be entitled to quote and charge any license fee it deems appropriate, notwithstanding its variance from the Remarketer Prices for the Products. HYLAND's license fee in respect to any Product for which the Remarketer Price is not charged shall continue to be calculated on the basis of the Remarketer Price as if it had been charged by ITI.

         5.2 Support and Training. With the assistance of HYLAND, as hereinabove provided, ITI shall provide to its Customers installation, training and ongoing support for use of the Products, including, without limitation, providing Customers with all updates and enhancements provide by HYLAND.

         5.3 Licensing. In each case, ITI shall use only the forms of Product License Agreement and Maintenance Agreement attached hereto as Exhibits C and D, respectively, subject to such reasonable modifications as ITI in its sole discretion may deem necessary.

         5.4 Records. ITI shall keep such records as may be reasonably required to document the license transactions occurring during the term of this Agreement and shall permit the inspection thereof by HYLAND or its duly authorized agents, attorneys or accountants at all reasonable hours. ITI shall also be required to prepare and deliver the report specified in Section 3.3 hereof.

VI. WARRANTIES.

         6.1 Software Warranty. HYLAND warrants to ITI that during the term of this Agreement, the Products will perform in accordance with the then current Documentation provided by HYLAND to ITI. HYLAND further warrants that it has the right to authorize the use of the Products by ITI and the further licensing thereof by ITI to the Customers, all as described in this Agreement. This Agreement is neither in breach of nor conflict with the provisions of any agreement or arrangement to which HYLAND is a party and which

                                       6

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relates in any manner to the Products or the rights granted to ITI hereunder.
HYLAND DISCLAIMS ALL IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         6.2 Patent Infringements. HYLAND shall hold harmless and defend ITI from any claim or any suit based on any claim that the use of the Products by ITI or by any Customer infringes on any patent, copyright, trademark, or other proprietary right of any third party, provided, however, HYLAND shall not be responsible for any claimed infringement resulting from the combined usage of ITI software and the Products which would not have occurred but for the use of ITI software.

         6.3 Consent. HYLAND acknowledges and agrees that it has read and understands the warranties set forth in Article V, entitled "Maintenance, Enhancements and Warranties," of each of the Product License Agreement attached hereto as Exhibit C and the Maintenance Agreement attached hereto as Exhibit D. HYLAND agrees that such warranties may be given by ITI to Customers and that, should any breach relating to the Products occur in the warranties contained therein, HYLAND shall indemnify and hold harmless ITI from any and all liability of any nature whatsoever in respect thereto, provided, however, HYLAND shall be entitled to the benefit of all disclaimers and limitations upon liability set forth in Article V of each of said agreements, and ITI in the defense of any Customer claim shall assert all such applicable disclaimers and limitations as defenses to the claim.

         6.4 Limited Liability. Except for those matters indemnified against under Sections 5.2 and 5.3 hereof, neither party shall be liable for lost profits or other special, incidental or consequential damages arising from any breach of warranty, breach of contract, negligence or any other legal or equitable theory even if advised of the possibility of such damages.

VII. MISCELLANEOUS.

         7.1 Non-Disclosure. ITI acknowledges that the Products are the confidential and proprietary property of HYLAND. HYLAND acknowledges the software of ITI with which the Products will be marketed is the proprietary and confidential property of ITI. Both ITI and HYLAND agree to take all reasonable steps necessary to ensure that neither the Products nor any of the software of ITI nor the Documentation for the Products nor any documentation for ITI's software, nor any portion of any thereof, on magnetic tape or disc or in any other form, shall be made available or disclosed by HYLAND or ITI or any of their agents or employees to any other person, firm or corporation, except as contemplated by this

                                       7

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Agreement. Disclosure by ITI or HYLAND of the confidential and proprietary information of the other to their employees and agents to the extent such disclosure is reasonable necessary shall be permitted, provided however, that both HYLAND and ITI shall cause their employees and agents to observe the non-disclosure covenants set forth above. Both parties understand that the combination of ideas, procedures, processes, systems, logic, coherence and methods of operation embodied within either party's programs are trade secret information. Neither party will use any such trade secret information for any purpose not expressly authorized by this Agreement or authorized by the other party in writing and will not disclose any such trade secret information to any third party without prior written consent of the other party, except pursuant to a court order or the order of other governmental authority of competent jurisdiction. This paragraph shall survive the term or termination of this Agreement without limitation as to duration.

         7.2 Additional Confidential Information. In addition to protection of the Products, ITI's software and any documentation for either, as provided in
Section 7.1, both parties agree to hold in trust and confidence, to take all reasonable steps to avoid publication or disclosure of, and to treat the other party's Confidential Information in the same manner as it treats its own. For purposes hereof, "Confidential Information" shall mean all information and/or material obtained from, or disclosed by the other party which relates to past, present, or future research and development or business activities, and which is clearly labeled or identified at the time of disclosure as "Confidential Information".

         7.3 Cooperation. HYLAND and ITI shall from and after the execution of this Agreement cooperate one with the other and provide such agreements and other documents as may be reasonably required to effectuate the purposes and provisions of this Agreement and shall, at any time, cooperate and take such other action as may be reasonably required by the other party to this Agreement in order to carry out the purposes and provisions of this Agreement.

         7.4 Legal Relationship. Except as expressly provided herein, authorization has not been granted and none is possessed for either HYLAND or ITI to sign or endorse the other party's name on any order, agreement, contract or instrument of any nature, or to contract any debt or enter into any obligation, either express or implied, affecting the rights or obligations of the other. Nothing in this Agreement shall be construed as constituting one party the agent or legal representative of the other party for any purpose whatsoever nor shall this Agreement be construed as constituting a joint venture or partnership of any kind or nature whatsoever. Except as provided herein, HYLAND's right to market (including

                                       8

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establishment of the prices of) the Products, and any other software, hardware or firmware remains unrestricted, as does ITI's right to purchase from others.

         7.5 Access to Source Code. Within twenty (20) business days following execution of this Agreement, the source code for the Products shall be placed in escrow with an institution or entity satisfactory to ITI and HYLAND under an escrow arrangement which assures to ITI access to the source code in the event of the discontinuance of business activities by HYLAND, its permitted successors or assigns, or the termination of this Agreement. Such deposit in escrow shall be made pursuant to such documentation or agreements as ITI and HYLAND and the escrow agent may agree and shall allow ITI's use of the source code to support its Customers and to continue to market the Products as herein contemplated provided, however, if ITI's access to the source code occurs as a consequence of ITI's voluntary termination of this Agreement without an Event of Default, as hereinafter defined, on the part of HYLAND having occurred and not been cured as permitted in Section 7.6, then ITI's use of the source code shall be restricted to support of its Customers and ITI shall not then be entitled to continue to market the Products. HYLAND shall update the source code in escrow on a continuing basis to keep it current with the then current version of the Products.

         7.6 Term and Termination. This Agreement shall have an initial term of five (5) years and shall continue thereafter unless either party shall, upon ninety (90) days notice given to the other party, elect to discontinue this Agreement. Notwithstanding any of the provisions of this agreement to the contrary, however, upon the occurrence of an Event of Default, as hereinafter defined, the non-defaulting party may, upon sixty (60) days prior written notice of such default, terminate this Agreement unless the default has been cured within said sixty (60) day period. Notwithstanding any such default and termination of this Agreement, HYLAND's obligation to maintain, support and enhance the Products, as set forth in Article III hereof, shall continue for so long as the terms of any Product License Agreement or Maintenance Agreement between a Customer and ITI continues to exist and obligate ITI for the delivery of such services.

         7.7 Default. An Event of Default is defined as any of the following:

                  7.7.1 The entry of any order for relief under any provision of the Federal Bankruptcy Code in any bankruptcy proceedings initiated by or against either of the parties hereto; or

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                  7.7.2 The material breach by either party of any of the terms or conditions of this Agreement. For purposes hereof, any breach of the exclusivity provisions contained in Section 2.1 shall be deemed for all purposes to be a material breach.

VIII. GENERAL

         8.1 Assignment. This Agreement shall not be assigned by HYLAND without the prior written consent of ITI, which consent shall not be unreasonably withheld.

         8.2 Titles. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this Agreement.

         8.3 Waiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.

         8.4 Severability. In the event that any provision of this Agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this Agreement and the entire Agreement shall not fail on account thereof, the balance of this Agreement continuing in full force and effect.

         8.5 Notices. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.

         8.6 Entire Agreement. The parties hereto acknowledge that each has read this Agreement, understands it, and agrees to be bound by its terms. The parties further agree that this Agreement and any modifications made in writing pursuant to it constitute the complete and exclusive expression of the terms of the Agreement between the parties, and supersedes all prior or contemporaneous proposals, oral or written, understandings, representations, conditions, warranties, covenants, and all other communications between the parties relating to the subject matter of this Agreement. The parties further agree that this Agreement may not in any way be explained or supplemented by a prior or existing course of dealings between the parties, by any usage of trade or custom, or by any prior performance between the parties pursuant to this Agreement or otherwise. No amendment of this Agreement shall

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be effective unless in writing and signed by both of the parties hereto.

         8.7 Governing Law. This Agreement shall be enforced in accordance with and governed by the laws of the State of Nebraska.

         8.8 Choice of Forum. Any action arising out of or related to this Agreement or the transactions herein described, whether at law or in equity, may be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties submit to the jurisdiction of the courts of said state. Any party being not a resident of the State of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.

         8.9 Attorney's Fees. In the event any action or proceeding is brought in connection with this Agreement, the prevailing party therein shall be entitled to recover its costs and reasonable attorney's fees.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement the date and year first above written.

INFORMATION TECHNOLOGY, INC.        HYLAND SOFTWARE, INC.

By: /s/ Donald F. Dillon            By: /s/ John P. Hyland
    -----------------------             -------------------------
    Donald F. Dillon,                   JOHN P. HYLAND
    President                           President

Address: 1345 Old Cheney Road       Address: 4402 W. 215th Street
         Lincoln, NE 68512                   Fairview Park, OH 44126

                                       11

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                        Confidential Treatment Requested

Exhibit A
December 10, 1993

                             Authorized Dealer List
                             Hyland Software, Inc.


****
Lenexa, KS

****
Denver, CO

****
Omaha, NE

****
Davenport, IA

****
Madison Lake, MN

****
Minneapolis, MN

****
Clearwater, FL

****
Portland, OR

****
Honolulu, HI

****
Phoenix, AZ

****
Rocky Hills, CT

****
Ann Arbor, MI

****
Cleveland, OH

****
Minneapolis, MN




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                                   EXHIBIT B
                   DIRECTOR(R) INFORMATION MANAGEMENT SYSTEM
        LICENSE FEE SCHEDULE - U.S. DOMESTIC - EFFECTIVE JANUARY 1, 2000


General License Information....................................................2
  Definitions..................................................................2
  Permitted Use................................................................2
  License Type.................................................................2
  Application Scope............................................................3
  Other Information............................................................3
Processing Organization License Policy.........................................4
Director Server Licenses.......................................................5
Director Client Applications...................................................8
Director Input Processing.....................................................11
Director Output Processing....................................................13




Page 1 of 15 Revision Date - 11/17/1999

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                        Confidential Treatment Requested

                SUPPORTED SQL DATABASE MANAGEMENT SYSTEM (DBMS)
Director 3.5.2 fully supports Sybase SQL Anywhere 5.5.04, Oracle 8, and Microsoft SQL Server 7. Please contact Hyland for confirmation before deploying the latest versions of these SQL Databases.

                          GENERAL LICENSE INFORMATION

DEFINITIONS
The following definitions are currently used for determining license requirements for a particular organization. In order to preserve the integrity and spirit of our license agreements, Hyland Software, Inc. may modify these definitions at any time.
- Director Database: A single instance of the unique Director Database structure (in whole or in part) running on a single database server, at a single location. Unless otherwise specified, the term "Database" used alone in this document is equivalent to the term "Director Database."
- Institution: A single financial institution, or a holding company that wholly owns multiple financial institutions.
- Processing Organization: Any entity that processes, stores, or otherwise handles the data/documents of an Institution other than itself.

PERMITTED USE
Each Director Module is licensed with a specific "Permitted Use". These "Permitted Uses" are defined as a combination of a "License Type" and an "Application Scope". In order to preserve the integrity and spirit of our license agreements, HSI may modify these definitions at any time.

LICENSE TYPE
1. Server License - Permits the use of the product or process within (or for the purposes of) a given institution and scope specified.
2. Processing Workstation License - Permits a single instance of the module to be run on a designated workstation or server. The license may be transferred from one workstation or server to another at any time, but only within the Institution to which it is licensed.
3. Named-User License - Permits a single instance of the module to be run on a designated workstation. The module is "guaranteed" a connection to any Director Server it wishes to connect to, provided that the server is accepting connections from Named-User Clients. The license may be transferred from one workstation to another no more than one time per month, and only within the Institution.
4. Concurrent-User License - Permits a single instance of the module to be run on any workstation or server, provided that the module is operating in conjunction with other validly licensed Director modules. Concurrent access means an end user can install the software on as many workstations as they wish, but only the licensed number of concurrent clients can access the database at a given point in time. A Concurrent-User Client License has a minimum connection time of five (5) minutes.
5. Stand-Alone License - Permits a single instance of the module to be run on specific workstation for use with a Stand-Alone (Single User) SQL Database.

Page 2 of 15 Revision Date - 11/17/99

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                        Confidential Treatment Requested


Application Scope

1. Database-Bound // Example: The Director Concurrent Client is a Database-Bound Concurrent User Client License. This means that end-user clients may connect only to the specific Director Database for which this module was licensed.
   It may NOT connect to other Director Databases within the Institution. Example #2: The Director Workflow Server module is a Database-Bound Server License. This means that the Director Workflow server and configuration module may be used only in conjunction with the specific Director Database for which the module was licensed. Note, however, that the Director Workflow Client Licenses are Client-Bound Licenses (see below).
2. Institution-Bound // Example: The Director COLD (COLD) is an Institution-Bound Processing Workstation License. This means that an end-user institution may operate the Director COLD application on a single workstation (or on the server) and process information into any Director Database licensed to that institution. The end-user may NOT process data into a Director Database that is licensed by any other Institution.
3. Processor-Bound // Example: The Director PCL Data Filter (PCLFLT) is a Processor-Bound Processing Workstation License. This means that the module is licensed and operated solely in conjunction with a specific Director Processing module such as COLD. Further, if a specific PCL installation required two (2) separate COLD processing modules, it would also require two (2) PCLFLT modules, one for each.
4. Client-Bound // Example: The Director Workflow Client License is a Client -Bound Concurrent-User License. This means that the Director Workflow Client connects to a Director Workflow Server through the Director Client to which it is bound. The workflow user can connect to any Director Server that
   1) has an available valid connection for the Director Client and 2) has a valid Director Workflow Server license.
5. Open // Example: The Director Named-User Client (CLNT1x) is an Open License. This means that the end-user may connect to any valid Director Database regardless of what Institution has licensed that database. (Note: The Director Concurrent User Client License is Institution-Bound)

OTHER INFORMATION

- Except where noted, all Director modules require a Director Named or Concurrent-User license on the server or workstation where the module will be executed.





Page 3 of 15 Revision Date - 11/17/1999
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                        Confidential Treatment Requested

                     PROCESSING ORGANIZATION LICENSE POLICY

Director may be licensed to a Processing Organization (as defined above) under the following additional terms and conditions:

The Processing Organization:

   1. Must license OBSRVx for each Institution (Customer) that derives benefit from the Director system

- Provided that the above criteria are met, the Processing Organization and its Customers are treated as a single institution for the purpose of licensing other Director products. Remember that even in a Processing Organization environment all Director products retain their Specified Permitted Use. For example, the Processing Organization must license Database-Bound products (i.e. Workflow Server and Signature/ID Client) for each processed Institution (Customer) independently. (NOTE: SEE "CLIENT LICENSING" BELOW FOR THE POLICY CONCERNING CLIENT LICENSES.)

- CLIENT LICENSING - IF THE PROCESSING ORGANIZATION HAS MULTIPLE DATABASES THAT CORRESPOND TO EACH END USER THEY PROCESS FOR AND EACH END USER HAS WIDE AREA NETWORK OR WEB ACCESS TO THEIR OWN DATABASE AT THE PROCESSING ORGANIZATION, THEN THE PROCESSING ORGANIZATION MUST LICENSE THE APPROPRIATE NUMBER OF CLIENT LICENSES FOR EACH INDIVIDUAL INSTITUTION. In other words the Processing Organization cannot purchase 20 client licenses and apply 20 clients to each database; they must purchase the necessary number of clients for each database/customer (in this example, the 20 clients license would have to be spread out between the customer databases).

- If a Processing Organizations customer wishes to have a database at their site, they are treated as a separate institution and they must license a Multi-User Server License (MUSRV1). They must also license Named User Clients or Concurrent User Clients. The Client licensing tier structure resets for each institution. (In other words, each institution starts with the first tier, either **** for named or **** for concurrent.)




Page 4 of 15 Revision Date - 11/17/1999

                        Confidential Treatment Requested

DIRECTOR SERVER LICENSES

    Product                     Description                        Permitted Use/                Product      Remarketer Price
     Name                                                           Requirements                   Code
------------------------------------------------------------------------------------------------------------------------------------
Multi-User        Consists of certain utilities, Director      DATABASE-BOUND SERVER LICENSE.     OBSRV1    1st Database ****
Server License    Configuration, Basic Text Search and                                            OBSRV2    2nd Database ****
                  Print Servers, three-tier Director Broker    A MUSRVx is required for each      OBSRV3    3rd +Database ****
                  and a License to use the copyrighted         Institution and each subsequent
                  Director Database in conjunction with a      Director Database within that                This license includes
                  supported multi-user SQL Database            institution.                                 one CLN1A.
                  Management System (DBMS) is a single         Required a supported SQL DBMS.
                  institution environment.
------------------------------------------------------------------------------------------------------------------------------------
Single-User       Consists of certain utilities, Director      DATABASE-BOUND SERVER LICENSE.     OBSUDB    ****
Server License    Configuration, and a License to use the
                  copyrighted Director Database in             The Single-User Server license is            This license includes
                  conjunction with a supported single-         required for each Institution and            one CLN1A.
                  user SQL DBMS for a single institution.      each subsequent Director Database
                                                               within that institution.

                                                               Requires a supported SQL DBMS.
------------------------------------------------------------------------------------------------------------------------------------
Workflow         Electronically routes documents through       DATABASE-BOUND SERVER LICENSE.     WRKFLW    Server ****
Server           a configurable work process including Life    A Certified Director Workflow
                 Cycles, Queues, Rules, Actions, Transitions,  Specialist must assist with the
                 and Notifications.                            design, configuration, and
                                                               implementation of the workflow
                                                               system.
                                                               Requires WFCLs licenses and
                                                               Workflow Consulting Services.
------------------------------------------------------------------------------------------------------------------------------------


Page 5 of 15 Revision Date - 11/17/1999



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                        Confidential Treatment Requested

Entry Level    Electronically routes documents through      DATABASE-BOUND SERVER LICENSE.          ELWF      ****
Workflow       a configurable work process. The             A Certified Director Workflow
Server         workflow configuration is limited to         Specialist must assist with the
               one life cycle, 100 rules/actions,           design, configuration, and
               10 queues, and does not utilize              implementation of the workflow
               timers.                                      system.
                                                            Requires WFCLs licenses and
                                                            Workflow Consulting Services.

Entry Level    Allows an end user to upgrade                                                        WRKUP     ****
Workflow       their Entry Level Workflow Server
Server to      (ELWRK) to a standard Workflow
Workflow       Server (WFSRV).
Server
Upgrade

EDM Services   Allows an end user to utilize                DATABASE-BOUND SERVER LICENSE           OBEDM     ****
               revision control from within
               the Director Client, document                OLE API and ODMA using a remote
               storage (archival) via the                   server require TCP/IP protocol
               ODMA interface, and enhanced                 on network and necessary Client
               ad-hoc document storage.                     licenses.

Full Text      Allows an end user to populate               DATABASE-BOUND SERVER LICENSE.          FT1       ****
Indexing       a full text index database(s)                                                                  (Includes 10 Full
Server         for access from within the                   Requires NT Server 4.0 SP3/4 with                 Text User Licenses)
               Director Client.                             option pack and IE4.0. Full text
                                                            document must be stored on NT.
                                                            Network must have TCP/IP protocol.


Page 6 of 15 Revision Date - 11/17/1999

                        Confidential Treatment Requested


Stand Alone    Allows an end user to populate and          DATABASE-BOUND STAND-ALONE LICENSE           FT3    ****
Full Text      access a full text index database(s).       This module is run as a standalone.                 (Includes a Full Text
                                                           OCR required if full text indexing image            User License)
                                                           documents.

                                                           Requires NT Server 4.0 SP3/4 with option
                                                           pack and IE4.0. Full text document must
                                                           be stored on NT.

Web Server     Provides access to documents stored in a    INSTITUTION-BOUND SERVER LICENSE.            OBINET  ****
               Director database via the Internet or on a  Server only! Still requires Director Client
               company intranet.                           Licenses (for Active X implementations)
                                                           or Director Transaction Based Web
                                                           Access (for standard implementations).

                                                           Also requires Microsoft IIS 3.0 or greater.

Advanced Mail  Allows an end user to send/receive e-mail   INSTITUTION-BOUND SERVER LICENSE             OBEML   ****
Services       from within the Director Client to/from
               third party MAPI or VIM compliant e-
               mail systems.

Subscription   Allows an end user to store e-mails and     INSTITUTION-BOUND SERVER LICENSE             OBSUBV  ****
Server         corresponding attachments from a MAPI
               or VIM compliant e-mail system.             Includes Advanced Mail Services.

Reverse API    Allows an end user to retrieve documents    INSTITUTION-BOUND SERVER LICENSE             REVAPI  ****
               from external systems via the Director
               OLEAPI.



Page 7 of 15 Revision Date - 11/17/1999

                        Confidential Treatment Requested

DIRECTOR CLIENT APPLICATIONS

    Product                    Description                        Permitted Use/             Product      Remarketer Price
     Name                                                          Requirements                Code
------------------------------------------------------------------------------------------------------------------------------------
Named User        Provides retrieval, viewing, printing and  OPEN NAMED-USER LICENSE          CLNT1A    1st-10th user **** each
Client            management of documents. A Named User                                       CLNT1B    11th-25th user **** each
                  Client his reserved access to the Director                                  CLNT1C    26th-50th user **** each
                  system.                                                                     CLNT1D    51st-200th user **** each
                                                                                              CLNT1E    201st-1000th user **** each
                                                                                              CLNT1F    1001st-5000th user **** each
                                                                                              CLNT1G    5001st+ user **** each
------------------------------------------------------------------------------------------------------------------------------------
FISERV Atlanta    Provides retrieval, viewing, printing,      OPEN NAMED-USER LICENSE         FATN1A    1st-10th user **** each
Titan Named       and management of checks.                   REQUIRES CLNT1X license for     FATN1B    11th-25th user **** each
User Client                                                   each FATN1X license.            FATN1C    26th-50th user **** each
                                                                                              FATN1D    51st-200th user **** each
                                                                                              FATN1E    201st+ **** each
------------------------------------------------------------------------------------------------------------------------------------


Page 8 of 15 Revision Date - 11/17/1999

                        Confidential Treatment Requested


Concurrent     Provides retrieval, viewing, printing, and  DATABASE-BOUND CONCURRENT-USER               CLNT2   1st-200th user
User Client    management of documents. A                  LICENSE                                              **** each
               Concurrent Client can access the Director                                                CLNT2A  201st-500th user
               system if a concurrent connection is                                                             **** each
               available. Each concurrent client access    Requires MUSRVx.                             CLNT2B  501st-1000th user
               session has a minimum access time of                                                             **** each
               five minutes.                                                                            CLNT2C  1000th + user
                                                                                                                **** each

Workflow User  Allows a user to have access to workflow    CLIENT-BOUND CONCURRENT-USER LICENSE         WKFCL1  1st-25th User
               functions in order to perform work on                                                            **** each
               relevant documents. Each concurrent                                                      WKFCL2  26th-50th User
               client access session has a minimum access                                                            **** each
               time of one minute.                                                                      WKFCL3  51st-500th User
                                                                                                                **** each
                                                                                                        WKFCL4  501st-2000th User
                                                                                                                **** each
                                                                                                        WKFCL5  2001st-5000th User
                                                                                                                **** each
                                                                                                        WKFCL6  5001st + User
                                                                                                                **** each

Host           "Image enables" host applications by        CLIENT-BOUND CONCURRENT-USER LICENSE         HOST    Entry Packet
Application    running a terminal emulator (host           (NOT FOR T-27 Emulation)                             (10 users)
Enabler        session) inside of the Director Client      Requires CLNT1x or CLNT2x. For               HOSTC1  ****
               module.                                     5250/3270 emulation, requires a third                11th+ user
                                                           party terminal emulation (sold separately).          **** each
                                                           If using Client Access, requires Version 3,
                                                           Release 2, Mod Level 0, Service Level
                                                           SF57002.


Page 9 of 15 Revision Date - 11/17/1999

                        Confidential Treatment Requested

Full Text    Allows a user to full text retrieve OCR        CLIENT-BOUND CONCURRENT-USER LICENSE         FT2        **** each
Indexing     image data and/or COLD processed text
Client       data stored in a Director Full Text            Requires FLTXS.
             Database.

Electronic   This module enables both Director              CLIENT-BOUND NAMED-USER LICENSE              OBESIG     **** per
Signature    Digital Signature Functionality as well as     A license is required for each workstation              signature
Interface    the standard ApproveIT desktop license         creating, applying, or validating a digital
             (for MS Office Docs).                          signature. A license is not required for
                                                            just viewing the digital signature.



Page 10 of 15 Revision Date - 11/17/1999

                        Confidential Treatment Requested

DIRECTOR INPUT PROCESSING

    Product                     Description                        Permitted Use/                 Product      Remarketer Price
     Name                                                           Requirements                    Code
------------------------------------------------------------------------------------------------------------------------------------

COLD                 Processes, indexes, and stores host         INSTITUTION-BOUND PROCESSING       OBCOLD    ****
                     generated text files.                       WORKSTATION LICENSE
                                                                                                              THIS license includes
                                                                 When purchased as a standalone               one CLN1A.
                                                                 COLD System the SUSRV is
                                                                 included.
------------------------------------------------------------------------------------------------------------------------------------

Advanced            A multi-threaded, high-performance           INSTITUTION-BOUND PROCESSING       ADVCLD    ****
COLD                application that processes, indexes,         WORKSTATION LICENSE
                    and stores larger volumes of host
                    generated text files.                        Please contract Hyland                       This license includes
                                                                 Software, Inc. for information               one CLN1A.
                                                                 regarding the specific hardware
                                                                 requirements of this module.
------------------------------------------------------------------------------------------------------------------------------------

PCL Data            Works in conjunction with the                PROCESSOR-BOUND PROCESSING         OBPCL     ****
Input Filter        Director COLD or Advanced COLD               WORKSTATION LICENSE
                    processing module in order to process
                    and store certain types of PCL data          Requires COLD or ADCOLD.
                    streams.                                     Hyland Software must verify
                                                                 that the PCL data stream can
                                                                 be processed prior to selling
                                                                 this module.
------------------------------------------------------------------------------------------------------------------------------------

Document            Scans (digitizes) paper documents            INSTITUTION-BOUND PROCESSING       SCAN1     1st license  ****
Imaging             via 32-bit TWAIN or Kofax compatible         WORKSTATION LICENSE.               SCAN2     2nd + licenses for
                    devices. Also, most ISIS compatible                                                       Kofax interface
                    devices are supported by Kofax Adrenaline
                    software and can be used with Director.                                         SCAN2A    ****
                                                                                                              2nd + licenses for
                                                                                                              TWAIN interface

                                                                                                              ****
                                                                                                              This license includes
                                                                                                              one CLN1A.
------------------------------------------------------------------------------------------------------------------------------------



Page 11 of 15 Revision Date - 11/17/1999
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                        Confidential Treatment Requested


------------------------------------------------------------------------------------------------------------------------------------
Document         Imports documents (scanned or other)        INSTITUTION-BOUND PROCESSING         DIP       ****
Import           and their respective index information.     WORKSTATION LICENSE.
Processor        This module is often used in conjunction
                 with third party forms processing           When purchased as a standalone                 This license includes
                 software as well as data conversions        Archival System the SUSRV is                   one CLN1A.
                 utilities.                                  included.
------------------------------------------------------------------------------------------------------------------------------------
Advanced         A multi-threaded, high performance          INSTITUTION-BOUND PROCESSING         ADDIP     ****
Document         application that imports documents          WORKSTATION LICENSE.
Import           (scanned or other) and their respective
Processor        index information. This module is often     Please contact Hyland Software,                This license includes
                 used in conjunction with third party        Inc. for information regarding the             one CLN1A.
                 forms processing software as well as        specific hardware requirements of
                 data conversions utilities.                 this module.
------------------------------------------------------------------------------------------------------------------------------------
Custom           Allows custom import processing of          INSTITUTION-BOUND PROCESSING         CSTFIL    ****
Import Filter    proprietary third-party data streams.       WORKSTATION LICENSE.
                 Hyland Software currently supports a
                 variety of data formats. Please contact     Please consult with Hyland Software             This license includes
                 Hyland Software to discuss these            prior to proposing this module in               one CLN1A.
                 formats.                                    order to determine the end user's
                                                             specific needs.
------------------------------------------------------------------------------------------------------------------------------------
E-Forms          Allows an end user to create HTML           INSTITUTION-BOUND SERVER LICENSE     EFORM      ****
                 based documents (forms) from the
                 Director Client interface using an          Requires HTML form generation
                 HTML form template.                         knowledge and IE4.0
------------------------------------------------------------------------------------------------------------------------------------
Archival API     Allows for the storage of documents         INSTITUTION-BOUND PROCESSING         ARCHAPI    ****
                 into the Director system via the            WORKSTATION LICENSE
                 Director API.
------------------------------------------------------------------------------------------------------------------------------------


Page 12 of 15 Revision Date - 11/17/1999

                        Confidential Treatment Requested

DIRECTOR OUTPUT PROCESSING

Product                Description                                  Permitted Use/                    Product     Remarketer
Name                                                                 Requirements                       Code         Price
CD           Allows an end user to utilize CD-R             INSTITUTION-BOUND PROCESSING               OBCDM      ****
Authoring    storage for data backups or document           WORKSTATION LICENSE
             exporting/publishing.

DVD          Allows an end user to utilize DVD              INSTITUTION-BOUND PROCESSING               DVDATH     ****
Authoring    storage for data backups or document           WORKSTATION LICENSE
             exporting/publishing.

Automated    Allows an end user to automatically            INSTITUTION-BOUND PROCESSING               AUTOCD     ****
CD           create backup CDs from Director using          WORKSTATION LICENSE
Authoring    the RIMAGE system.                             Requires a RIMAGE system.

Export       Exports documents and their respective         INSTITUTION-BOUND CONCURRENT-USER          OBEXP      ****
             indexes out of a Director system. These        LICENSE
             documents and indexes can be imported
             into another Director system or used in        If exporting to CD, requires CDATH.
             conjunction with the Director Publishing
             module.

Publishing   Allows and en user to distribute Director      INSTITUTION-BOUND CONCURRENT-USER          OBCDP     **** per year
             runtime units in order to retrieve exported    LICENSE                                              for unlimited
             Director documents, creating a self-                                                                published units.
             contained Director system for                  Requires EXPRT, Sybase(TM)SQL
             distribution. This is a renewable annual       Anywhere restricted run-time database                THIS IS A RENEWABLE
             license.                                       license, and Sybase(TM)SQL Anywhere                  ANNUAL LICENSE.
                                                            standalone database (sold separately).


Page 13 of 15 Revision Date - 11/17/1999

                        Confidential Treatment Requested


------------------------------------------------------------------------------------------------------------------------------------
Exception        Creates reports that can identify missing   INSTITUTION-BOUND SERVER LICENSE            OBRPT      ****
Reports          or aged documents.
                                                             Requires MUSRVx or SUSRV. Requires
                                                             CLN1x or CLN2x.
------------------------------------------------------------------------------------------------------------------------------------
OCR              Converts images to text in order to         INSTITUTION-BOUND PROCESSING                OCR        ****
                 facilitate test searching and/or full       WORKSTATION LICENSE
                 text indexing.
                                                             Requires CLN1x or CLN2x
------------------------------------------------------------------------------------------------------------------------------------
ACH Generator    This module works in conjunction with       INSTITUTION-BOUND PROCESSING                ACHGEN     ****
                 Director Workflow to create an electronic   WORKSTATION LICENSE
                 fund transfer file.
                                                             Requires Director Workflow or Entry
                                                             Level Workflow
------------------------------------------------------------------------------------------------------------------------------------
Print            Allows an end user to schedule print        INSTITUTION-BOUND SERVER LICENSE            PRINT      ****
Distribution     back services for remote locations.
                                                             Requires MUSRVx
------------------------------------------------------------------------------------------------------------------------------------
Fax Statement    This module provides the ability to         INSTITUTION-BOUND PROCESSING                SDFAX      ****
Server           distribute statements via fax.              WORKSTATION LICENSE

                                                             Requires SDEXC and STMT1. Requires
                                                             Winfax Pro.
------------------------------------------------------------------------------------------------------------------------------------
CD-Statement     This module provides the ability to         INSTITUTION-BOUND PROCESSING                SDCD       ****
Server           distribute statements via CD.               WORKSTATION LICENSE

                                                             Requires AUTOCD, SDEXC and
                                                             STMT1. Includes OBEXP, PBCDP.
------------------------------------------------------------------------------------------------------------------------------------
CD-Statement     This module provides the ability to         INSTITUTION-BOUND PROCESSING                SDCDUP     ****
Server Upgrade   distribute statements via CD, and is        WORKSTATION LICENSE
                 structured for customers who have
                 already licensed OBCDP and OBEXP.           Requires AUTOCD, SDEXC and STMT1
------------------------------------------------------------------------------------------------------------------------------------
E-mail           This module provides the ability to         INSTITUTION-BOUND PROCESSING                SDEML      ****
Statement        distribute statements via e-mail.           WORKSTATION LICENSE
Server                                                       Requires SDEXC and STMT1. Includes
                                                             OBEML
------------------------------------------------------------------------------------------------------------------------------------

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
                        Confidential Treatment Requested

Statement       This module provides an exception              INSTITUTION-BOUND PROCESSING               SDEXC      ****
Distribution    handling workflow designed to meet             WORKSTATION LICENSE
Exception       regulatory requirements of statement
Module          distribution.                                  Required for SDFAX, SDCD, and
                                                               SDEML.
                                                               Requires SDCLNT

Statement       This module is used by customer service        OPEN NAMED-USER LICENSE                    SDCLNT     ****
Distribution    representatives in order to process            Requires SDEXC and either CLN1x or
Clients         statement distribution exceptions.             CLN2x.

Bundled         Provides the ability to distribute             INSTITUTION-BOUND PROCESSING               SDALL      ****
Statement       statements via ALL 3 METHODS: FAX, CD          WORKSTATION LICENSE
Distribution    AND E-MAIL. Includes SDFAX, SDCD,              Requires STMT1, AUTOCD, Winfax
                SDEML, SDEXC, OBEXP, OBEML                     Pro, SDCLNT


Page 15 of 15 Revision - 11/17/1999

                        Confidential Treatment Requested

                       [INFORMATION TECHNOLOGY INC. LOGO]

July 2, 2001



Mr. A.J. Hyland
President
Hyland Software, Inc.
The Bridge Building, Suite A50
18500 Lake Road
Rocky River, OH  44116

Dear A.J.,

The purpose of this letter is to amend our "Marketing Agreement", dated January 18, 1994, to add the following product to Exhibit "B":

PRODUCT NAME                   PRODUCT ID               RE-MARKETER PRICE
AUTOMATED DVD AUTHORING        AUTODVD                  ***+

+INCLUDES AUTOMATED CD AUTHORING (AUTOCD)

If you are in agreement with this addition to Exhibit "B", please so indicate by your signature below.

Sincerely,

/s/ Michael K. Young

Michael K. Young
President
Information Technology, Inc.




                                        Accepted By:

                                        Hyland Software
                                        Rocky River, OH



                                        /s/ A.J. Hyland
                                        ------------------------
                                        Name


                                        President
                                        ------------------------
                                        Title


                                        7/3/01
                                        ------------------------
                                        Date




    1345 Old Cheney Road /Box 22705 / Lincoln, NE 68542-2705 / 402 423-2682

                        Confidential Treatment Requested


                                                                       EXHIBIT C


                           INFORMATION TECHNOLOGY INC.
                            PRODUCT LICENSE AGREEMENT

Agreement made between Information Technology, Inc. (the "Vendor"), and the "Customer" identified below.

1.    LICENSED PRODUCT

            1.1 LICENSE. Vendor grants to Customer and Customer accepts from Vendor a nonexclusive and nontransferable license to use the products identified in Appendix A (the "Product") under the terms set forth in this agreement.

            1.2 PROPRIETARY NATURE OF PRODUCT AND TITLE. The Product and any operations manuals, instructions, and other documents or written materials provided to Customer as instruction in the use of the Product (the "Documentation") are acknowledged by Customer to be and contain Vendor's proprietary information and trade secrets, whether or not any portion thereof is or may be validly copyrighted or patented, acknowledged to be protected by civil and criminal law, and acknowledged to be of great value to Vendor. Except as specifically licensed under this agreement, title and all ownership rights to the Product and the Documentation remain with Vendor. Customer shall retain or affix such evidences of ownership and proprietary notices as Vendor may reasonably request. This paragraph shall survive the term or termination of this agreement.

            1.3 USE OF PRODUCT. The Product may be used only for, by and on behalf of Customer and only in connection with Customer's business operations. This license is granted only for use at a single location identified in Appendix A and upon a single computer system (CPU) identified in Appendix A and may not be used upon any other computer or at any other location except as provided under Paragraph 1.4.

            1.4 BACKUP AND EMERGENCY USE. In the event Customer is unable to use the Product at the location identified in Appendix A due to an emergency, or to test emergency procedures, Vendor grants to Customer the right to use the Product at a location other than the location defined in Appendix A. Any such use shall be subject to all other restrictions of this agreement and shall continue only so long as the condition giving rise to such use continues. Prior to commencing such use, if possible, and in any event within forty-eight (48) hours of such use, Customer shall give Vendor written notice of the circumstance, location and the expected length of such use. Failure to give notice shall nullify Customer's right of emergency use, as herein granted.

            1.5 ASSIGNMENT. Customer rights under this agreement and in and to the Product may not be assigned, licensed, sublicensed, pledged, or otherwise transferred voluntarily, by operation of law or otherwise without Vendor's prior written consent, and any such prohibited assignment shall be null and void.

II.   CONSIDERATION
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            2.1 LICENSE FEE. In consideration of the license of the Product granted under this agreement, Customer shall pay to Vendor the license fee specified in Appendix A. Such license fee does not include, except as expressly provided in this agreement or Appendix A hereto, installation or maintenance of the Product, data base conversion, media, transportation charges, or taxes, all of which costs and taxes shall be the obligation of Customer.

            2.2 MANNER OF PAYMENT. The license fee listed in Appendix A shall be payable in the following manner:

(A) A percentage of the license fee, as specified in Appendix A, upon execution of this license agreement by Customer.

(B) The balance, including any applicable taxes, upon delivery of the Product by Vendor to Customer.

Invoices respecting the license fee shall be rendered in accordance with the above payment schedule and are payable to Vendor at Vendors address set forth below within ten days of receipt.

            2.3 TAXES. In addition to the license fee payable hereunder, Customer shall pay all taxes (including, without limitation, sales, use, privilege, ad valorem or excise taxes) and customs duties paid or now or hereafter payable, however designated, levied or based on amounts payable to Vendor hereunder or on Customer's use or possession of the Product under this agreement or upon the presence of the Product under this agreement, but exclusive of federal, state and local taxes based on Vendor's net income. Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for customs duties or taxes, however designated.

            2 4 CURRENCY. The purchase price and any other charges arising under this agreement shall be invoiced and be payable in U S. Dollars.

            2.5 SECURITY. Vendor reserves and Customer grants to Vendor a security interest in the rights of Customer for use of the Product and in the Documentation as security for the performance by Customer of its obligations hereunder including, but not limited to, payment of the license fee set forth in Appendix A. A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor's security interest granted pursuant to the provisions of this paragraph.

III.  DELIVERY, TRAINING AND OPERATION

            3.1 DELIVERY. Vendor shall deliver the Product and Customer shall accept delivery of the Product at Customer's address set forth below. Unless delayed, as hereinafter provided for, delivery shall be completed with in one

                        Confidential Treatment Requested


(1) year of the date accepted by Vendor.

            3.2 DELIVERY DELAYS. In the event Customer requests delay of delivery, Vendor shall not be obligated to effect delivery of the Product except upon thirty (30) days written notice by Customer to Vendor. If delay in delivery is due to any cause beyond the control of Vendor, the date upon which delivery is to be completed shall be extended by the number of days of such delay.

            3.3 TRAINING. Classes in the operation of the Product are available at the offices of Vendor, on a regularly scheduled basis. Customer's entitlement, if any, to such training is as set forth in Appendix A for such additional charges, if any, as may be set forth therein. All travel, meal and lodging expenses of Customer in connection with such training shall be borne by Customer. On-site training or assistance will be available solely at Vendors discretion and will be charged to Customer at Vendor's normal rates together with reasonable expenses for travel, meals, lodging and local transportation.

            3.4 ASSISTANCE BY CUSTOMER. Customer shall provide reasonable assistance and cooperation to Vendor in preparation of the Product and the delivery or installation thereof. Such assistance and cooperation shall include, as appropriate, reasonable access to Customers facility and to Customer's records, as necessary.

            3.5 DOCUMENTATION. Operations manuals in respect to the Product will be delivered to Customer prior to or contemporaneously with the delivery of the Product.

            3.6 RISK OF LOSS. If the Product or the Documentation is lost or damaged, in whole or in part, during shipment, Vendor will replace said Product or Documentation at no additional charge to Customer. Upon delivery in good condition of the Product and the Documentation, Customer shall be responsible therefor and bear the risk of loss for said Product and Documentation.

            3.7 INSTALLATION ASSISTANCE Vendor may, at its sole discretion, assist Customer in any required installation of the Product at Vendor's normal charges for such assistance. Expenses, including but not limited to computer time, travel, meals lodging and local transportation incurred in connection therewith, shall be borne by Customer. In no event shall Vendor be liable to Customer for loss of profits, consequential, incidental, indirect or special damages arising from Vendor's efforts to assist in such installation. Vendor agrees to treat Customer's confidential business with the same security as it would its own.

            3.8 OPERATION. Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Product, including, but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Vendor shall have no responsibility or liability for Customer's selection or use of the Product or any associated equipment.

            3.9 CUSTOMER OBLIGATIONS. In order to maintain the continuing integrity and proper operation of the Product, Customer agrees to implement, in the manner instructed by Vendor, each error correction and each enhancement and improvement provided to Customer by Vendor. Customer's failure to do so shall relieve Vendor of any responsibility or liability

                        Confidential Treatment Requested


whatsoever for any failure or malfunction of the Product as modified by a subsequent correction or improvement, but in no such event shall Customer be relieved of the responsibility for payment of fees and charges otherwise properly invoiced during the term hereof. If requested by Vendor, Customer agrees to provide written documentation and details to Vendor to substantiate problems and to assist Vendor in the identification and detection of problems, errors and malfunctions; and Customer agrees that Vendor shall have no obligation or liability until it has received such documentation and details from Customer.

IV.   VENDOR'S PROPRIETARY RIGHTS

            4.1 NON-DISCLOSURE. Customer shall take all reasonable steps necessary to ensure that neither the Product nor the Documentation, nor any portion thereof, on magnetic tape or disk or in any other form, is made available or disclosed by Customer or any of its agents or employees to any other person, firm or corporation. Customer may disclose relevant aspects of the Product and Documentation to its employees and agents to the extent such disclosure is reasonably necessary to Customer's use of the Product, provided, however, Customer agrees that it will cause all persons permitted such access to the Product and the Documentation to observe and perform the foregoing non-disclosure covenant, and that it will advise Vendor of the procedures employed for this purpose. Customer shall hold Vendor harmless against any loss, cost, expense, claim or liability, including reasonable attorneys fees, resulting from Customers breach of this non-disclosure obligation. This paragraph shall survive the term or termination of this agreement.

            4.2 COPIES. Customer agrees that while the Product and the Documentation are in its custody and possession, it will not (a) copy or duplicate or permit anyone else to copy or duplicate any of the Product, Documentation or information furnished by Vendor, or (b) create or attempt to create, or permit others to create or attempt to create, by reverse engineering or otherwise, the Product, the Documentation or other information made available under this agreement or otherwise, (whether oral, written, tangible or intangible). Notwithstanding the foregoing, Customer may make and retain two (2) copies of the Product, including all enhancements and changes hereto, only for use in emergencies or to test emergency procedures and may copy for its own use and at its own expense the Documentation, but shall advise Vendor of the specific item copied, the number of copies made and their distribution. The original and any copies in whole or in part of the Product or Documentation which are made pursuant to this provision shall be the exclusive property of Vendor and shall be fully subject to the provisions of this agreement. Customer agrees to retain or place Vendors proprietary notice on any copies or partial copies made pursuant to this provision.

            4.3 UNAUTHORIZED ACTS. Customer agrees to notify Vendor immediately of the unauthorized possession, use, or knowledge of the Product, Documentation or any information made available to Customer pursuant to this agreement, by any person or organization not authorized by this agreement to have such possession use or knowledge. Customer will, thereafter, fully cooperate with Vendor in the protection and redress of Vendor's proprietary rights. Customer's compliance with this paragraph shall not, however, be construed in any way as a waiver of Vendor's rights against Customer for Customer's negligent or intentional harm to Vendor's proprietary rights, or for breach of Vendor's contractual rights.

                        Confidential Treatment Requested


            4.4 INSPECTION. To assist Vendor in the protection of its proprietary rights, Customer shall permit representatives of Vendor to inspect the Product and Documentation and their use, including inspection of any location in which they are being used or kept at all reasonable times.

            4.5 INJUNCTIVE RELIEF If Customer attempts to use, copy, license, sublicense, sell or otherwise convey or to disclose the Product or Documentation, in any manner contrary to the terms of this agreement or in derogation of Vendors proprietary rights, whether such rights are explicitly herein stated, determined by law or otherwise, Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such actions, Customer hereby acknowledging that other remedies are inadequate.

V.    MAINTENANCE, ENHANCEMENTS AND WARRANTIES

            5.1 PRODUCT WARRANTY. Vendor warrants that during the first twelve
(12) months following delivery of the Product (the "Warranty Period"), the Product will perform in accordance with the then current Documentation provided Customer, and further warrants that it has the right to authorize the use of the Product under this agreement. Vendor's obligation and liability under this paragraph shall, however, be limited to the replacement and correction of the Product so that it will so perform, or to obtaining any authorization necessary to make effective the grant of license to customer of the use of the Product.

            5.2 PATENT INFRINGEMENTS. Vendor shall hold harmless and defend Customer from any claim or any suit based on any claim that the use of the Product by Customer under this agreement infringes on any patent, copyright, trademark, or other proprietary right of any third party, provided that Customer gives Vendor prompt and written notice of any such claim or suit and permits Vendor to control the defense thereof.

            5.3 WARRANTY DISCLAIMER. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

            5.4 RENEWAL OF WARRANTIES, Unless sooner terminated pursuant to the provisions of paragraph 5.6, the warranties granted by paragraphs 5.1 and 5.2 (subject, however, to all limitations and disclaimers contained within this agreement) and the right to any enhancements or corrections developed by Vendor under paragraph 5.5, shall be subject to extension for successive one-year warranty periods commencing on the first anniversary date of the delivery of the Product for four (4) successive years. Such extension shall be deemed to automatically occur unless notice is given by either Customer or Vendor of an election not to so extend, such notice to be given on or prior to the sixtieth
(60th) day preceding the anniversary date of delivery. Any such extension shall in no event be effective unless Customer shall have paid to Vendor on or prior to the anniversary date of delivery an annual maintenance fee set forth in Appendix A.

            5.5 ENHANCEMENTS AND CHANGES. Vendor shall provide Customer with all enhancements and changes to the Product designed or developed by Vendor and released to its other customers during the Warranty Period. Any change or enhancement to the Product, whether developed or designed by Vendor or by

                        Confidential Treatment Requested


Customer shall be and remain the property of Vendor, provided, however, that Customer shall be entitled to a perpetual license without additional license fee of any enhancements or corrections developed by Customer. Vendor reserves the right to make changes in operating procedures, program language, file structures, access techniques, general purpose programs, data storage requirements, input and output formats, report formats, types of hardware supported, throughput, and other related programming and documentation improvements required to maintain the Product current. As part of these services, Vendor will provide Customer the changes with written instructions concerning implementation. It is understood and agreed that Vendor provision of improvements and enhancements under this paragraph does not include providing to Customer new product which may result from rewriting the Product. Vendor alone shall determine whether the work product of Vendor constitutes new product as a result of a complete rewrite (which is not provided to Customer hereunder) or an improvement or enhancement of the Product (which will be provided to Customer).

            5.6 TERMINATION OF WARRANTIES. The warranties expressed in paragraphs 5.1 and 5.2 and Customer's rights under paragraph 5.5 shall immediately terminate if the Product is revised, changed, enhanced, modified or maintained by any one other than Vendor without the prior specific direction or written approval of Vendor.

            5.7 LIMITATION OF LIABILITY. Customer expressly agrees that Vendors responsibilities in the event of its breach of the warranties contained in paragraphs 5.1 and 5.2 are as set forth in said paragraphs. Vendor's liability for damages, including but not limited to liability for patent or copyright infringement, regardless of the form of action, shall not exceed the license fee set forth in Appendix A to this agreement and shall arise only if the remedies provided in paragraphs 5.1 and 5.2 are not fulfilled by Vendor. Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party, except a claim for patent or copyright infringement as provided herein. IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No action, regardless of form, arising out of this agreement, may be brought by either party more than one (1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of last payment. No action by Vendor for wrongful disclosure or use of the Product or Documentation shall be deemed to have accrued until Vendor receives actual notice of such wrongful disclosure or use.

THE CUSTOMER'S REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.

VI.   DEFAULT

            6.1 TERMINATION. Vendor may terminate this agreement in the event of a default by Customer unless Customer shall have cured the event of default, as hereinafter defined, within twenty (20) days after notice of such event of default given by Vendor to Customer. Upon any termination of this agreement, Customer shall deliver to Vendor the Product, the Documentation and all copies thereof and shall also warrant in writing that all copies have been returned to Vendor or destroyed.

                        Confidential Treatment Requested


            6.2 EVENTS OF DEFAULT. An event of default is defined as any of the following:

(A) Customers failure to pay any amounts required to be paid to Vendor under this agreement on a timely basis;

(B) Any attempt to assign, sell, mortgage, sublease, sublicense or otherwise convey or to disclose, except as herein expressly permitted, the Product or the Documentation;

(C) Causing or permitting any encumbrance, of any nature whatsoever to attach to Customers interest in the Product in favor of any person or entity other than Vendor;

(D) The entry of any order for relief under any provision of the federal bankruptcy code in any bankruptcy proceedings initiated by or against Customer; or

(E)   Customer's breach of any of the terms or conditions of this agreement.

            6.3 DAMAGES. Upon the occurrence of an event of default without cure within the period of time above-provided, all license or other fees payable to Vendor under this agreement shall without notice or demand by Vendor become immediately due and payable as liquidated damages. This provision for liquidated damages shall not be regarded as a waiver by Vendor of any other rights to which it may be entitled in the event of Customer's default, but rather, such remedy shall be an addition to any other remedy lawfully available to Vendor.

VII.  GENERAL

            7.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement.

            7.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, acts of war or intervention by any governmental authority, and each party shall take steps to minimize any such delay.

            7.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.

            7.4 SEVERABILITY. In the event that any provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.

            7.5 NOTICES. Any notice which either party hereto is required or

                        Confidential Treatment Requested


permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.

            7.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS, THE PARTIES FURTHER AGREE THAT THIS AGREEMENT AND ANY MODIFICATIONS MADE PURSUANT TO IT CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY NOT IN ANY WAY BE EXPLAINED (OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE OF DEALINGS BETWEEN THE PARTIES, BY ANY USAGE OF TRADE OR CUSTOM, OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THIS AGREEMENT OR OTHERWISE. IN THE EVENT CUSTOMER ISSUES A PURCHASE ORDER OR OTHER INSTRUMENT COVERING THE SERVICES OR DOCUMENTATION HEREIN SPECIFIED, IT IS UNDERSTOOD AND AGREED THAT SUCH PURCHASE ORDER OR OTHER INSTRUMENT IS FOR CUSTOMER'S INTERNAL USE AND PURPOSES ONLY AND SHALL IN NO WAY AFFECT ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.

            7.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska.

            7.8 CHOICE OF FORUM. Any action arising out of or related to this agreement or the transaction herein described, whether at law or in equity, may be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state. Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.

            7.9 ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorney's fees.

            7.10 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative of Vendor.


                        Confidential Treatment Requested

CUSTOMER:                                      VENDOR:

                                               INFORMATION TECHNOLOGY, INC.
------------------------------------------
Signature:                                     Signature:
          --------------------------------               -----------------------
Title:                                         Title:
      ------------------------------------           ---------------------------
Address:                                       Address: 1345 Old Cheney Road
        ----------------------------------
                                                        Lincoln, NE 68512
        ----------------------------------
Date:                                          Date Accepted:
     -------------------------------------                   -------------------

                                   APPENDIX A

DUE UPON EXECUTION:                            LOCATION WHERE THE PRODUCT(S)
                   -----------------------     WILL BE USED:
COMPUTER SYSTEM (CPU):
                      --------------------
CUSTOMER'S ENTITLEMENT TO TRAINING:
    Customer is entitled to       days training for       person(s) at $
                            -----                   -----               --------
ANNUAL MAINTENANCE FEE:
         percent (      %) of license fee exclusive of any discounts.
--------          ------
                         PRODUCT(S) AND LICENSE FEE(S):

Exhibit D

                        Confidential Treatment Requested

                       [INFORMATION TECHNOLOGY INC. LOGO]

                          INFORMATION TECHNOLOGY INC.

                    SOFTWARE MAINTENANCE EXTENSION AGREEMENT

     Agreement (the "Extension Agreement"), made between Information Technology, Inc. (the "Vendor"), and the "Customer" identified below.

RECITALS

         1. Pursuant to the software license agreement identified in Appendix A (the "License Agreement"), Vendor licensed to Customer the software identified in Appendix A (the "Software"), Vendor warranted the Software for the period subsequent to the delivery of the Software (the "Warranty Period") and Vendor agreed to provide Customer with all enhancements and changes to the Software designed and developed by Vendor and released to Vendor's other customers (the "Maintenance").

         2. Vendor's obligation to provide Maintenance expired or will expire on the expiration date(s) set forth in Appendix A (the "Expiration Date").

         3. Vendor is willing to provide continuing Maintenance and Customer is desirous of obtaining Maintenance upon the terms and for the consideration hereinafter stated.

     It is therefore agreed between the parties as follows:

I. EXTENSION AND AMENDMENT.

         1.1 EXTENSION. Vendor agrees to extend the Warranty Period for a period of one (1) year from and after the "Warranty Renewal Date" specified in Appendix
A. This Extension Agreement shall govern the terms of said extended Maintenance and shall be and hereby is acknowledged by the parties to be an amendment to the License Agreement. The portions of the License Agreement as are not inconsistent herewith, shall control the continuing rights and obligations of the parties hereto. In all cases of inconsistencies between the License Agreement and this Extension Agreement, the terms of this Extension Agreement shall control.

 II.     CONSIDERATION.

         2.1 MAINTENANCE FEE. In consideration of Vendor's agreement to extend the Warranty Period, as herein provided, Customer shall pay to Vendor the "Maintenance Fee", as set forth in Appendix A hereto, upon receipt by Customer of Vendor's invoice for such amount.

         2.2 PRIOR FEE CREDIT. If the warranties granted pursuant to the License Agreement are extant as of the Warranty Renewal Date, Vendor agrees to refund any prepaid maintenance fee on a pro rata basis.

         2.3 TAXES. In addition to the annual Maintenance Fee payable hereunder, Customer shall pay all taxes (including, without limitation, sale, use, privilege, ad valorem or excise taxes) and customs duties paid or payable, however designated, levied or based on amounts paid to Vendor hereunder or under the License Agreement or on Customer's use or possession of the Software under the License Agreement, as hereby amended, but exclusive of federal, state and local taxes based on Vendor's net income. Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for customs duties or taxes, however designated.

         2.4 CURRENCY. The Maintenance Fee and any other charges arising under this agreement shall be invoiced and be payable in U.S. Dollars.

         2.5 SECURITY. Vendor reserves and Customer grants to Vendor a security interest in the rights of Customer for use of the Software and in any operations manuals, instructions, and other documents or written materials provided to Customer as instruction in the use of the Software (the "Documentation") as security for the performance by Customer of its obligations hereunder. A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor's security interest granted pursuant to the provisions of this paragraph.

III. PERIODIC RENEWAL.

         3.1 RENEWAL. This Extension Agreement shall be subject to annual renewal at the option of Vendor and acceptance by Customer. Vendor shall within thirty (30) days prior to each anniversary of the Warranty Renewal Date if it desires to renew this Extension Agreement, invoice Customer for its then current annual maintenance fee for the Software and Customer shall, if it desires such renewal, indicate its acceptance through payment of the amount set forth on said invoice within 20 days of the date of such invoice.

IV. VENDOR'S PROPRIETARY RIGHTS.

         4.1 NON-DISCLOSURE. Customer shall take all reasonable steps necessary to ensure that neither the Software nor the Documentation, nor any portion thereof, on magnetic tape or disk or in any other form, is made available or disclosed by Customer or any of its agents or employees to any other person, firm or corporation. Customer may disclose relevant aspects of the Software and Documentation to its employees and agents to the extent such disclosure is reasonably necessary to Customer's use of the Software, provided, however, Customer agrees that it will cause all persons permitted such access to the Software and the Documentation to observe and perform the foregoing nondisclosure covenant, and that it will advise Vendor of the procedures employed for this purpose. Customer shall hold Vendor harmless against any loss, cost, expense, claim or liability, including reasonable attorney's fees, resulting from Customer's breach of this non-disclosure obligation. This paragraph shall survive the term or termination of this agreement.

         4.2 COPIES. Customer agrees that while the Software and the Documentation are in its custody and possession, it will not (a) copy or duplicate or permit anyone else to copy or duplicate any of the Software, Documentation or information furnished by Vendor or (b) create or attempt to create or permit others to create or attempt to create, by reverse engineering or otherwise, the source programs or any part thereof from the object program for the Software, the

                        Confidential Treatment Requested

Documentation or other information made available under the License Agreement, this Extension Agreement or otherwise, (whether oral, written, tangible or intangible). Notwithstanding the foregoing, Customer may make and retain two (2) copies of the Software, including all enhancements and changes hereto, only for use in emergencies or to test emergency procedures and may copy for its own use and at its own expense the Documentation, but shall advise Vendor of the specific item copied, the number of copies made and their distribution. The original and any copies in whole or in part of the Software or Documentation which are made pursuant to this provision shall be the exclusive property of Vendor and shall be fully subject to the provisions of the License Agreement, as hereby amended. Customer agrees to retain or place Vendor's proprietary notice on any copies or partial copies made pursuant to this provision.

         4.3 UNAUTHORIZED ACTS. Customer agrees to notify Vendor immediately of the unauthorized possession, use, or knowledge of the Software, Documentation or any information made available to Customer pursuant to the License Agreement, as hereby amended, by any person or organization not authorized herein to have such possession, use or knowledge. Customer will, thereafter, fully cooperate with Vendor in the protection and redress of Vendor's proprietary rights. Customer's compliance with this paragraph shall not, however, be construed in any way as a waiver of Vendor's rights against Customer for Customer's negligent or intentional harm to Vendor's proprietary rights, or for breach of Vendor's contractual rights.

         4.4 INSPECTION. To assist Vendor in the protection of its proprietary rights, Customer shall permit representatives of Vendor to inspect the Software and Documentation and their use, including inspection of any location in which they are being used or kept at all reasonable times.

         4.5 INJUNCTIVE RELIEF. If Customer attempts to use, copy, license, sublicense, sell or otherwise convey or to disclose the Software or Documentation, in any manner contrary to the terms of the License Agreement, as hereby amended, or in derogation of Vendor's proprietary rights, whether such rights are explicitly herein stated, determined by law or otherwise, Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such actions, Customer hereby acknowledging that other remedies are inadequate.

V. MAINTENANCE, ENHANCEMENTS AND WARRANTIES.

         5.1 SOFTWARE WARRANTY. Vendor warrants that during the Warranty Period, the Software will perform in accordance with the then current Documentation provided Customer, and further warrants that it has the right to authorize the use of the Software under the License Agreement, as hereby amended. Vendor's obligation and liability under this paragraph shall, however, be limited to the replacement and correction of the Software so that it will so perform, or to obtaining any authorization necessary to make effective the grant of license to Customer of the use of the Software.

         5.2 PATENT INFRINGEMENTS. Vendor shall hold harmless and defend Customer from any claim or any suit based on any claim that the use of the Software by Customer under the License Agreement, as hereby amended, infringes on any patent, copyright, trademark, or other proprietary right of any third party, provided that Customer gives Vendor prompt and written notice of any such claim or suit and permits Vendor to control the defense thereof.

         5.3 WARRANTY DISCLAIMER. THE WARRANTIES CONTAINED IN THE FOREGOING PARAGRAPHS 5.1 AND 5.2 ARE IN LIEU OF ALL OTHER WARRANTIES, INCLUDING ANY EXPRESSED OR IMPLIED IN THE LICENSE AGREEMENT PRIOR TO THIS AMENDMENT, AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         5.4 RENEWAL OF WARRANTIES. Unless sooner terminated pursuant to the provisions of paragraph 5.6, the warranties granted by paragraphs 5.1 and 5.2 (subject, however, to all limitations and disclaimers contained within this Extension Agreement) and the right to Maintenance under paragraph 5.5, shall be subject to extension for successive one-year periods through renewal of this Extension Agreement as in paragraph 3.1 hereof provided. Any such extension shall in no event be effective unless Customer shall have paid to Vendor, the Maintenance Fee upon the terms described in paragraph 3.1 above; Vendor's invoice delivered pursuant to paragraph 3.1 above.

         5.5 ENHANCEMENTS AND CHANGES. Vendor shall provide Customer with all enhancements and changes to the Software designed or developed by Vendor and released to its other customers during the Warranty Period. Any change or enhancement to the Software, whether developed or designed by Vendor or by Customer shall be and remain the property of Vendor, provided, however, that Customer shall be entitled to a perpetual license without additional license fee of any enhancements or corrections developed by Customer. Vendor reserves the right to make changes in operating procedures, program language, file structures, access techniques, general purpose programs, data storage requirements, input and output formats, report formats, types of hardware supported, throughput, and other related programming and documentation improvements required to maintain the Software current. As part of these services, Vendor will provide Customer the changes with written instructions concerning implementation. It is understood and agreed that Vendor provision of improvements and enhancements under this paragraph does not include providing to Customer a new set of software which may result from rewriting the Software. Vendor alone shall determine whether the work product of Vendor constitutes new software as a result of a complete rewrite (which is not provided to Customer hereunder) or an improvement or enhancement of the Software (which will be provided to Customer).

         5.6 TERMINATION OF WARRANTIES. The warranties expressed in paragraphs
5.1 and 5.2 and Customer's rights under paragraph 5.5 shall immediately terminate if the Software is revised, changed, enhanced, modified or maintained by any one other than Vendor without the prior specific direction or written approval of Vendor.

         5.7 LIMITATION OF LIABILITY. Customer expressly agrees that Vendor's responsibilities in the event of its breach of the warranties contained in paragraphs 5.1 and 5.2 are as set forth in said paragraphs. Vendor's liability for damages, including but not limited to liability for patent or copyright infringement, regardless of the form of action, shall not exceed the license fee set forth in the License Agreement and shall arise only if the remedies provided in paragraphs 5.1 and 5.2 are not fulfilled by Vendor. Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party, except a claim for patent or copyright infringe-

                        Confidential Treatment Requested

ment as provided herein. IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No action, regardless of form, arising out of the License Agreement or this Extension Agreement, may be brought by either party more than one (1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of last payment. No action by Vendor for wrongful disclosure or use of the Software or Documentation shall be deemed to have accrued until Vendor receives actual notice of such wrongful disclosure or use.

THE CUSTOMER'S REMEDIES SET FORTH HEREIN ARE EXCLUSIVE.

VI. CUSTOMER OBLIGATIONS.

         6.1 PROPRIETARY NATURE OF SOFTWARE AND TITLE. The Software and Documentation are acknowledged by Customer to be and contain Vendor's proprietary information and trade secrets, whether or not any portion thereof is or may be validly copyrighted or patented, acknowledged to be protected by civil and criminal law, and acknowledged to be of great value to Vendor. Except as specifically licensed under the License Agreement as hereby amended, title and all ownership rights to the Software and Documentation remain with Vendor. Customer shall retain or affix such evidences of ownership and proprietary notices as Vendor may reasonably request. This paragraph shall survive the term or termination of this agreement.

         6.2 OPERATION. Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Software, including, but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Vendor shall have no responsibility or liability for Customer's selection or use of the Software or any associated equipment.

         6.3 ERROR CORRECTIONS AND ENHANCEMENTS. In order to maintain the continuing integrity and proper operation of the Software, Customer agrees to implement, in the manner instructed by Vendor, each error correction and each enhancement and improvement provided to the Customer by Vendor. Customer's failure to do so shall relieve Vendor of any responsibility or liability whatsoever for any failure or malfunction of the system as modified by a subsequent correction or improvement, but in no such event shall Customer be relieved of the responsibility for payment of fees and charges otherwise properly invoiced during the term hereof. If requested, Customer agrees to provide written documentation and details to Vendor to substantiate problems and to assist Vendor in the identification and detection of problems, errors and malfunctions; and Customer agrees that Vendor shall have no obligation or liability until it has received such documentation and details from Customer.

VII. GENERAL.

         7.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement.

         7.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, acts of war or intervention by any governmental authority, and each party shall take steps to minimize any such delay.

         7.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.

         7.4 SEVERABILITY. In the event that any provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.

         7.5 NOTICES. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.

         7.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS EXTENSION AGREEMENT AND THE LICENSE AGREEMENT, AS HEREBY AMENDED, UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS. THE PARTIES FURTHER AGREE THAT THIS EXTENSION AGREEMENT TOGETHER WITH THE LICENSE AGREEMENT AS HEREIN AMENDED AND ANY MODIFICATIONS MADE PURSUANT HERETO CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF. THE PARTIES FURTHER AGREE THAT THE LICENSE AGREEMENT, AS HEREBY AMENDED, MAY NOT IN ANY WAY BE EXPLAINED OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE
OF DEALINGS BETWEEN THE PARTIES BY ANY USAGE OF TRADE OR CUSTOM OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THE LICENSE AGREEMENT, THIS EXTENSION AGREEMENT OR OTHERWISE.

         7.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska.

         7.8 CHOICE OF FORUM. Any action arising out of or related to this agreement or the transaction herein described, whether at law or in equity, may be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state. Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.

         7.9 ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorney's fees.

         7.10 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative of Vendor.

                        Confidential Treatment Requested

CUSTOMER:

_____________________________________________________________

Signature: __________________________________________________

Title:_______________________________________________________

Address:_____________________________________________________

Date:    ____________________________________________________

VENDOR:

INFORMATION TECHNOLOGY, INC.

Signature: ___________________________________________________

Title:________________________________________________________

Address: 1345 Old Cheney Road

         Lincoln, NE 68512

Date Accepted: _______________________________________________

                                   APPENDIX A

Software License Agreement dated: ___________ Warranty Renewal Date: ___________

           SOFTWARE PRODUCT(s)         EXPIRATION DATE           MAINTENANCE FEE